                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose name and individual signature appears below constitutes and appoints Robert P. Barbarowicz and Rory C. Snyder (each of them with full power of substitution and with full power to act without the other), his true and lawful attorneys-in-fact and agents, with the power of substitution and resubstitution, for the undersigned, in such person's name, place and stead, in any and all capacities, to sign an Annual Report for the fiscal year ended December 31, 1998 on Form 10-K, and any all subsequent amendments thereto, and to file such Annual Report on Form 10-K, with any amendments thereto, so signed with all exhibits thereto and any other and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform any and all acts and things requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                 NAME AND SIGNATURE                                 TITLE                    DATE
                 ------------------                                 -----                    ----
                 /s/ MARK A. SPEIZER                   Chairman of the Board and Chief  March 19, 1999
-----------------------------------------------------  Executive Officer and Director
                   Mark A. Speizer                     (Principal Executive Officer)

                  /s/ BRUCE A. COLE                    President and Director           March 19, 1999
-----------------------------------------------------
                    Bruce A. Cole

                 /s/ RORY C. SNYDER                    Vice President, Treasurer and    March 19, 1999
-----------------------------------------------------  Controller (Principal Financial
                   Rory C. Snyder                      and Accounting Officer)

                 /s/ BARD E. BUNAES                    Director                         March 19, 1999
-----------------------------------------------------
                   Bard E. Bunaes

                  /s/ SAUL B. JODEL                    Director                         March 19, 1999
-----------------------------------------------------
                    Saul B. Jodel

               /s/ LAWRENCE M. GOODMAN                 Director                         March 19, 1999
-----------------------------------------------------
                 Lawrence M. Goodman